UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      January 6, 2009
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CALAMP CORP.
                                ___________________________________


          DELAWARE                        0-12182              95-3647070
 _____________________________          ____________         _____________
State or Other Jurisdiction of          Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                       Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     Entry into a Material Definitive Agreement

On January 6, 2009, the Company reached an out-of-court settlement of litigation with Rogers Corporation pursuant to which Rogers agreed to make a cash payment to the Company of $9 million by January 12, 2009. The litigation related to product performance issues involving laminate supplied by Rogers that was included in certain products manufactured by CalAmp and sold to a Direct Broadcast Satellite customer. In the settlement agreement the parties acknowledged that Rogers admitted no wrongdoing or liability for any claim, and that Rogers agreed to settle this litigation to avoid the time, expense and inconvenience of continued litigation. Both parties agreed to file stipulations with the court to dismiss the litigation, and gave mutual releases of all claims and demands existing as of the settlement date.

Under the terms of CalAmp's bank credit agreement, CalAmp is required to use approximately $4 million of the settlement proceeds to pay down its bank term loan. CalAmp is currently in discussions with the banks on the possibility of making an additional term loan reduction above and beyond this amount.


ITEM 9.01.     Financial Statements and Exhibits

 (c)  Exhibits

     10.1 Settlement Agreement dated January 6, 2009 between CalAmp Corp., and Rogers Corporation.

     99.1 Press release of the Registrant dated January 9, 2009 announcing the settlement with Rogers Corporation.



                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.



      January 9, 2009               By: /s/ Richard K. Vitelle
    ___________________                _________________________
          Date                          Richard K. Vitelle
                                        Vice President - Finance
                                        Chief Financial Officer